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                                                                   EXHIBIT 10.44

                            TENTH AMENDMENT TO LEASE


        THIS TENTH AMENDMENT OF LEASE (this "Amendment") is made and entered into as of this 15th day of March, 2000, by and between REGIONAL INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTHWESTERN PENNSYLVANIA ("Landlord") and TOLLGRADE COMMUNICATIONS, INC. ("Tenant").

                                WITNESSETH THAT:

        WHEREAS, Landlord and Tenant entered into a Lease Agreement dated August 5, 1993 (the "Original Lease"); and

        WHEREAS, the Original Lease Agreement was amended by First Amendment of Lease Agreement dated March 15, 1994 (the "First Amendment"), Second Amendment of Lease Agreement dated as of July 1, 1994 (the "Second Amendment), Third Amendment of Lease Agreement dated as of September 15, 1994 (the "Third Amendment"), Fourth Amendment of Lease Agreement dated as of September 15, 1994 (the "Fourth Amendment), Fifth Amendment of Lease Agreement dated as of March 6, 1995 (the "Fifth Amendment"), Sixth Amendment of Lease Agreement dated as of September 18, 1995 (the "Sixth Amendment"), Seventh Amendment to Lease Agreement dated July 9, 1996 (the "Seventh Amendment"), Eighth Amendment of Lease Agreement dated May 13, 1997 (the "Eighth Amendment") and Ninth Amendment to Lease Agreement dated December 8, 1998 (the "Ninth Amendment") (collectively, with the Original Lease, referred to hereinafter as the "Lease"); and

        WHEREAS, the parties desire to further amend the Lease in accordance with the terms of this Amendment.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Landlord and Tenant covenant and agree as follows:

        1. The lease is hereby extended for an additional period of one (1) year beyond the term specified in Section 2 of the Ninth Amendment, which additional term shall commence January 1, 2002 and terminate on December 31, 2002.

        2. For the period January 1, 2002 through December 31, 2002, Tenant shall pay to Landlord as Base Rent for the Premises, payable in advance and without demand on the first business day of each successive calendar month during such additional period, together with any Additional Rent escalations provided in the Lease, the sum of FORTY-EIGHT THOUSAND SEVEN HUNDRED TWENTY AND 00/100 DOLLARS ($48,720.00) per month.

        3. Section 4 of the Ninth Amendment, specifying the renewal options, is hereby replaced in its entirety with the following:

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        4. "Tenant shall have the right and option to renew the term of this
Lease for one (1) additional term of three (3) years following the expiration of the term described in Section 1 above, provided (i) that this Lease is full force and effect immediately prior to the date of the commencement of such renewal term; (ii) that the Tenant is not in default under any of the provisions herein or under the Lease; and (iii) that Tenant is in full occupancy of the Premises for its own use and intends to continue such occupancy. The renewal term shall commence January 1, 2003 and terminate December 31, 2005. The renewal term shall be exercised by Tenant serving on Landlord written notice to that effect not later than March 31, 2002. Said renewal shall be upon the same terms, covenants, conditions and limitations as in this Lease provided, except that in the renewal term the monthly Base Rent shall be as follows, in addition to any Additional Rent escalations as outlined in the Lease:

        For the period January 1, 2003 through December 31, 2003, the sum of FIFTY THOUSAND ONE HUNDRED NINETY-NINE AND 00/100 DOLLARS ($50,199.00);

        For the period January 1, 2004 through December 31, 2004, the sum of FIFTY-ONE THOUSAND SIX HUNDRED SEVENTY-EIGHT AND 00/100 DOLLARS ($51,678.00); and

        For the period January 1, 2005 through December 31, 2005, the sum of FIFTY-THREE THOUSAND TWO HUNDRED FORTY-FOUR AND 00/100 DOLLARS ($53,244.00).

        The notice of election to take the renewal when given by Tenant shall be irrevocable and shall constitute an agreement between the parties for a renewal of this Lease as herein stated."

        5. Any capitalized terms used herein and not defined herein but defined in the Lease shall have the same definition as provided for in the Lease.

        6. Except as specifically amended by this Amendment, the terms and conditions of the Lease shall remain in full force and effect and shall be binding on the parties hereto and their respective successors and assigns. In the event of a conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall govern.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

ATTEST:                                     REGIONAL INDUSTRIAL DEVELOPMENT
                                            CORPORATION OF SOUTHWESTERN
                                            PENNSYLVANIA


BY:       /s/ Colleen B. Poremski           BY:     /s/ Frank Brooks Robinson
          --------------------------                --------------------------
(Corporate Seal)                                     President


ATTEST:                                     TOLLGRADE COMMUNICATIONS, INC.


BY:       /s/ Samuel C. Knoch               BY:     /s/ Sara M. Antol
          --------------------------                --------------------------
(Corporate Seal)                                     Chief Counsel and Secretary



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